Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 18. Commitments and Contingencies
Leases
The Company leases office space under various
non-cancellable
operating leases expiring at various dates through August 10, 2025. The Company also leases miscellaneous office equipment under noncancelable operating leases. Rent expense related to operating leases was $5.1 million, $2.9 million, and $3.6 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company also subleases certain property under operating leases. Sublease income was $2.2 million and $1.3 million for the years ended December 31, 2021 and 2020, respectively. Sublease income for the year ended December 31, 2019 was immaterial.
In September 2019, the Company legally assigned its rights and obligations in a London, England office lease to a third party. Historically, the Company accounted for the lease as an operating lease under US GAAP. In connection with the legal assignment to the third party, the Company was relieved of its primary obligation under the original lease, and the transaction was accounted for as a lease termination. In connection with the lease termination, the Company recognized a loss on termination of the original lease of $1.1 million in the year ended December 31, 2019 inclusive of amounts paid to the third party to assume the original lease. The loss was recognized in general and administrative expense in the Company’s consolidated statement of operation.
As of December 31, 2021, future minimum rental payments under noncancelable operating leases are as follows (in thousands):

Years Ended December 31	(in thousands)
2022	$6,870
2023	5,757
2024	4,466
2025	1,366
2026	—
Thereafter	—

Total	$18,459

Sports Data License Agreements
The Company enters into certain license agreements with sports federations and leagues primarily for the right to supply data and/or live video feeds to the betting industry. These license agreements may include rights to live and past game data, live videos and marketing rights. The license agreements entered into by the Company are complex and deviate in the specific rights granted, but are generally for a fixed period of time, with payments typically made in installments over the length of the contract. As of December 31, 2021, future minimum commitments under the Company’s data rights license agreements accounted for as executory contracts are as follows (in thousands):

Years Ended December 31	(in thousands)
2022	$113,218
2023	133,439
2024	124,876
2025	38,050
2026	14,464
Thereafter	27,901

Total	$451,948

Purchase Obligations
The Company purchases goods and services from vendors in the ordinary course of business. Purchase obligations are defined as agreements that are enforceable and legally binding and that specify all significant terms, including fixed or minimum quantities to be purchased, fixed, minimum, or variable price provisions, and the approximate timing of the transaction. The Company’s long-term purchase obligations primarily include service contracts related to cloud-based hosting arrangements. Total purchase obligations under these services contracts are $28.3 million as of December 31, 2021, with approximately $14.9 million due within one year and the remaining due by 2025.

General Litigation
From time to time, the Company is or may become subject to various legal proceedings arising in the ordinary course of business, including proceedings initiated by users, other entities, or regulatory bodies. Estimated liabilities are recorded when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from a matter may differ from the amount of estimated liabilities the Company has recorded in the audited consolidated financial statements covering these matters. The Company reviews its estimates periodically and makes adjustments to reflect negotiations, estimated settlements, rulings, advice of legal counsel, and other information and events pertaining to a particular matter.
Couchmans LLP Settlement
An agreement was signed on February 25, 2014 with Couchmans LLP and Couchmans Data Services Limited (together “Claimants”) for the supply of basketball data to Betgenius, Ltd. (“Betgenius”) in exchange for revenue share payments. On February 9, 2017 Betgenius received notice from Travers Smith LLP, the legal counsel to the Claimants, regarding an alleged breach of contract. On April 30, 2019, a settlement agreement was signed with the Claimants in relation to the non-payment
of revenue shares owed to the Claimants by the Company from the signed 2014 agreement. Per the terms of the settlement agreement, the Company would pay a sum totaling $1.4 million to the Claimants, due in tranches. The Company paid its final tranche of approximately $0.1 million in the first quarter of 2020.
BetConstruct Litigation
On September 6, 2019, the Company sent a letter to Soft Construct (Malta) Limited (d/b/a BetConstruct) (“BetConstruct”) stating that BetConstruct has infringed on the Company’s database rights by copying and using the contents of the Company’s databases. In March 2020, the Company filed a claim against BetConstruct and its affiliates, Royal Panda Limited and Vivaro Limited, in the High Court of England and Wales with respect to their infringement of the Company’s database rights. The Company is seeking injunctive and monetary relief against BetConstruct in connection with the alleged infringement. The claim has been amended to address the effects of Brexit. BetConstruct, having filed a defense, has now filed an amended defense and issued a counterclaim relating to competition law. Procedural steps in relation to the amended claim and amended defense and counterclaim on-going.
Future timetable to be agreed. This litigation is currently
on-going
and the Company can provide no assurances regarding the outcome of these proceedings and the impact that they may have on the Company’s business or reputation.
Sportradar Litigation
On February 28, 2020, Sportradar AG and Sportradar UK Limited (collectively, “Sportradar”) filed a claim with the Registrar of the Competition Appeal Tribunal (“CAT”) against Football DataCo Limited (“Football DataCo”), Betgenius Limited (“Betgenius”), a subsidiary of the Company, and the Company. Sportradar is claiming that the Company has breached Article 101 of the Treaty on the Functioning of the European Union and Chapter I of the Competition Act 1998 in connection with the Company’s exclusive official live data agreement (the “Football DataCo Agreement”) with Football DataCo.
Sportradar is seeking injunctive and monetary relief against the Company and Football DataCo in connection with the Football DataCo Agreement. The Company is currently defending the claim and Football DataCo (supported by the Company) made an application to transfer the claim from the Competition Appeal Tribunal to the U.K. High Court on June 29, 2020. In addition, the Company and Football DataCo have issued claims against Sportradar for matters including conspiracy to injure by unlawful means and breach of confidence in relation to Sportradar’s unauthorized data collection activities at football club grounds where the Company has an exclusive right to collect official live data, which will be heard in the U.K. High Court (the foregoing litigation, the “Sportradar Litigation”), and seeks injunctive and monetary relief pursuant to such claims. A defense has been filed and served. Single trial listed to take place in autumn 2022. The outcome of the litigation is uncertain, and therefore, the Company is unable to estimate the possible loss or range of loss that could result from an unfavorable outcome. This litigation is currently on-going
and the Company can provide no assurances regarding the outcome of these proceedings and the impact that they may have on the Company’s business or reputation.
Bank Letters of Credit
In the normal course of business, the Company provides standby letters of credit or other guarantee instruments to certain parties initiated by either the Company or its subsidiaries. The Company has bank guarantees with Barclays Bank PLC totaling approximately $40.6 million outstanding as of December 31, 2021.
The Company has not recorded any liability in connection with these bank guarantee arrangements. Based on historical experience and information currently available, the Company does not believe it will be required to make any payments under the bank guarantee arrangements. The Company has recorded $0.8 million, $0.8 million, and $0.7 million in interest expense in the years ended December 31, 2021, 2020, and 2019, respectively.